================================================================================

                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------
                                  June 30, 1997
                               ------------------




                                   Value Line
                                 Cash Fund, Inc.




                                     [LOGO]

The Value Line Cash Fund, Inc.


                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders

We are pleased to send you this Value Line Cash Fund semi-annual report for the six months ended June 30, 1997. The total net assets of your fund at the end of June were $329 million; the average maturity of the Fund's holdings was 57 days.

The Cash Fund's annualized yield for the six months ended June 30, 1997 was 4.98%. For both the 7-day and the 30-day periods ended June 30th, the Fund's yield was 4.94% and 4.99%, respectively. The fund ranked 101st out of 303 Money Market Instrument Funds for the year-to-date, with its annualized return being slightly above the average money market instrument fund's return as measured by Lipper Analytical Services. Given our focus on credit quality, the Fund's performance continues to successfully fulfill its investment objective of securing as high a level of current income as is consistent with liquidity and preservation of capital.

We continue to maintain the majority of the Fund's holdings in either U.S. Government and Agency securities (40.5%) or first-tier corporate securities (24.9%). ('First-Tier' securities refer to those assigned the highest short term rating by at least two nationally recognized rating organizations -- for example, P-1 by Moody's Investor Service and A-1 by Standard & Poor's Corporation.) The Fund does not consider investments rated below first-tier. In addition, in evaluating corporate securities we also look for a minimum Safety Rank of 3 and a Financial Strength Rating of B or higher according to the Value Line Investment Survey.

When we last wrote to you in the 1996 annual report, interest rates had fallen through much of the previous six month period in response to moderate economic growth and benign inflation. As 1997 began, the economy started to show renewed vigor, resulting in an almost 6% growth in GDP in the first quarter. As a result, the Federal Reserve Board felt it necessary to raise the fed funds rate (the rate at which banks borrow and lend excess reserves to each other) .25% to 5.50% on March 25 in an attempt to prevent the economy from overheating and inflation from accelerating. This tightening of credit caused an increase in interest rates across the yield curve, with the 30 year treasury bond peaking at 7.17% in April. Towards the end of this six month period, however, the economy's growth began to slow, with long term rates ending the period at 6.79%. Long term interest rates continued their drop into the summer, reaching a low of 6.29% on July 31st before retreating back above the 6.60% level as we write to you now. (Please see our accompanying "Economic Observations" insert for a more detailed look at the business prospect.)

Thank you for investing with us.

                                   Sincerely,


                                   /s/  Jean Bernhard Buttner

                                   Jean Bernhard Buttner
                                   Chairman and President

August 26, 1997


--------------------------------------------------------------------------------
2

                                                  The Value Line Cash Fund, Inc.


Cash Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The economy continues to push ahead, with such important indicators as the level of manufacturing activity and the rate of employment growth exhibiting a reasonably good degree of strength. Such trends, and a continuing healthy level of consumer confidence, suggest that growth will average 2.5%-3.0% during the closing half of the year. Thereafter, we would expect the expansion pace to moderate somewhat, with real, inflation-adjusted GDP growth holding in the range of 2.0%-2.5% in 1998.

Inflation, meanwhile, continues to be remarkably subdued. This healthy pricing trend, which is all the more impressive given the longevity of the business upcycle, is, moreover, unlikely to change dramatically in the months ahead. Underscoring our optimism in this area is the recent hammering out of a budget package (which should reduce the government's need to borrow to finance the deficit) and the fact that there is still a lack of serious shortages on either the labor or the raw-materials fronts.

Interest rates, meantime, reflecting the current, relatively moderate pace of economic growth and the subdued pricing structure, are unlikely to increase much over the next few months. Nevertheless, we caution that given the seeming resiliency of the business expansion, an inflation-wary Federal Reserve will probably not shy away from tightening the monetary reins if the present pricing stability gives way. And an upward move in rates, if sufficiently pronounced, would be poorly recieved, in our opinion, by both the stock and the bond markets and, as well, by the U.S. economy down the road. The recent increase in volatility in the financial markets suggests that many are now questioning whether the current, benign environment can last much longer. We think a cautious investment strategy is now in order.


--------------------------------------------------------------------------------
                                                                               3

The Value Line Cash Fund, Inc.


Schedule of Investments
--------------------------------------------------------------------------------

   Principal
    Amount                                                                   Maturity         Value
(in thousands)                                                   Rate+        Date+       (in thousands)
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (40.5%)
   $ 20,000    Federal Home Loan Banks .......................  5.25%(2)      8/14/97       $ 19,998
     10,000    Federal Home Loan Banks .......................  5.52(3)       9/26/97          9,998
     10,000    Federal Home Loan Banks .......................  5.52(3)       10/2/97          9,998
     10,000    Federal Home Loan Banks .......................  5.53(3)        1/2/98          9,995
      7,233    Federal Home Loan Mortgage Corp. ..............  6.00(5)        6/1/98          7,215
      3,000    Federal National Mortgage Association .........  5.52(3)       9/12/97          2,999
     10,000    Federal National Mortgage Association .........  5.51(3)       11/4/97          9,997
     10,000    Federal National Mortgage Association .........  5.33(2)       12/9/97          9,998
     10,000    Federal National Mortgage Association .........  6.08           5/6/98         10,013
     20,000    Federal National Mortgage Association .........  5.32(2)       6/24/98         19,993
      5,270    Student Loan Marketing Association ............  5.42(2)      10/30/97          5,272
      7,630    Student Loan Marketing Association ............  5.42(2)       1/28/98          7,634
     10,000    Student Loan Marketing Association ............  5.32(2)       4/21/98          9,998
   --------                                                                                 --------
    133,133    TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS  ....                               133,108
   --------                                                                                 --------
COMMERCIAL PAPER (24.9%)
               AUTO & TRUCKS (4.2%)
      7,000    Ford Motor Credit Corp. .......................  5.60          7/14/97          6,986
      7,000    Toyota Motor Credit Co. .......................  5.53          7/18/97          6,982
   --------                                                                                 --------
     14,000                                                                                   13,968
   --------                                                                                 --------
               DRUG (2.1%)
      7,000    Eli Lilly & Co. ...............................  5.33          7/30/97          6,970
   --------                                                                                 --------
               ELECTRICAL EQUIPMENT (2.1%)
      7,000    General Electric Capital Corp. ................  5.55          7/28/97          6,971
   --------                                                                                 --------
               ELECTRIC UTILITY-CENTRAL (1.7%)
      5,700    Central Louisiana Electric Co. ................  5.59           8/5/97          5,669
   --------                                                                                 --------
               ELECTRONICS (2.1%)
      7,000    Avnet Inc. ....................................  5.65           8/4/97          6,962
   --------                                                                                 --------
               FOREIGN ELECTRONICS/
                 ENTERTAINMENT (2.1%)
      7,000    Hitachi America, Ltd. .........................  5.57         10/16/97          6,884
   --------                                                                                 --------
               INSURANCE-DIVERSIFIED (2.1%)
      7,000    American General Financial Corp. ..............  5.55          9/17/97          6,916
   --------                                                                                 --------
               INSURANCE-LIFE (2.2%)
      7,000    Jefferson-Pilot Corp. .........................  5.54          7/10/97          6,990
   --------                                                                                 --------


--------------------------------------------------------------------------------
4

                                                  The Value Line Cash Fund, Inc.


                                                       June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

   Principal
    Amount                                                                   Maturity         Value
(in thousands)                                                   Rate+        Date+       (in thousands)
--------------------------------------------------------------------------------------------------------
               MACHINERY (2.1%)
    $ 7,000    Deere (John) Capital Corp. ....................  5.57%          8/4/97       $  6,963
   --------                                                                                 --------
               OFFICE EQUIPMENT & SUPPLIES (2.1%)
      7,000    Pitney Bowes Credit Corp. .....................  5.62          12/2/97          6,832
   --------                                                                                 --------
               SECURITIES BROKERAGE (2.1%)
      7,000    Goldman Sachs Group, L.P. .....................  5.80          11/7/97          6,860
   --------                                                                                 --------
     82,700    TOTAL COMMERCIAL PAPER ........................                                81,985
   --------                                                                                 --------
CORPORATE SECURITIES (4.3%)
               BANK (2.2%)
      7,000    Bank of America-Illinois ......................  5.85          9/30/97          7,001
   --------                                                                                 --------
               SECURITIES BROKERAGE (2.1%)
      7,000    Merrill Lynch & Co., Inc. .....................  5.76(1)        4/6/98          7,000
   --------                                                                                 --------
     14,000    TOTAL CORPORATE SECURITIES ....................                                14,001
   --------                                                                                 --------
TAXABLE MUNICIPAL SECURITIES (17.2%)
      7,000    Arkansas, Development Financial Authority,
                 Industrial Facilities Revenue,
                 (Potlatch Corp. Projects) Ser 1995-B
                 Letter of credit-Credit Swiss (weekly put) ..  5.75(2)        8/1/30          7,000
      6,300    Carolina Medi-Plan Inc., variable rate
                 Demand Bonds, Series 1997, Gtd., Letter of
                 credit by Wachovia Bank of North
                 Carolina, N.A. (weekly put)..................  5.67(2)        6/1/22          6,300
      7,000    De Kalb County, Georgia, Development
                 Authority Revenue, Emory University Project
                 (commercial Paper)...........................  5.75           8/7/97          7,000
      7,615    Essex County, New Jersey, General Obligation
                 Refunding Bonds, Series 1989 A...............  5.64          8/15/97          7,679
      7,000    Mississippi Business Financial Corp.,
                 Industrial Development Revenue Bonds,
                 Series 1994, (Bryan Foods, Inc. Project)
                 Gtd.-Sara Lee Corp.  (Weekly Put.)...........  5.75(2)        2/1/19          7,000
     15,000    Palmdale California, Community Redevelopment
                 Agency, Special Obligations Revenue Bonds....  6.75         11/15/97         15,050
      6,475    State of Texas, Veterans Housing Assistance,
                 Refunding Bonds, Series 1994 A-2, General
                 Obligation-Pledge (Weekly Put.)..............  5.63(2)       12/1/33          6,475
   --------                                                                                 --------
     56,390    TOTAL TAXABLE MUNICIPAL SECURITIES ............                                56,504
   --------                                                                                 --------


--------------------------------------------------------------------------------
                                                                               5

The Value Line Cash Fund, Inc.


Schedule of Investments                                June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                                            Value (in
   Principal                                                                 Maturity     thousands except
    Amount                                                       Rate+        Date+       per-share amount)
-----------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (9.0%)
    $ 7,500    Carco Auto Loan Master Trust, Class A-1, Money
                 Market Extendible Certificates Ser-1993-2....  5.71%(3)     11/15/97       $  7,500
      7,000    Chase Manhattan Auto Owner Trust, 1997-B,
                 Class A-1, Money Market Asset Backed Notes.
                 (Monthly Paydown Interest and Principal).....  5.74          7/10/98          7,000
     10,000    PNC Student Loan Trust I, Series 1997-2
                 Student Loan Asset Backed Notes, Class A-1
                 (Monthly Paydown, Interest and Principal)....  5.63          7/20/99         10,000
      5,120    WFS Financial 1997-B Owner Trust, Auto
                 Receivable Backed Notes, Class A-1,
                 (Quarterly paydown, Interest and principal)..  5.73(4)       4/20/98          5,120
   --------                                                                                 --------
     29,620    TOTAL ASSET BACKED SECURITIES .................                                29,620
   --------                                                                                 --------

   $315,843    TOTAL INVESTMENTS (95.9%) .....................                               315,218
   --------                                                                                 --------

REPURCHASE AGREEMENTS (3.4%)
(including accrued interest)

     11,215    Collateralized by U.S. Treasury Bond, $9,730,000 8 1/8%, due
                 8/15/19 value $11,444,795 (with Goldman, Sachs & Co., 5.75%,
                 dated 6/30/97, due 7/1/97, delivery value of $11,216,791)........            11,217

               EXCESS OF CASH AND OTHER ASSETS OVER
                 LIABILITIES (0.7%) ..............................................             2,402
   --------                                                                                 --------
   $327,058    NET ASSETS (100.0%) ...............................................          $328,837
   ========                                                                                 ========

               NET ASSET VALUE, OFFERING AND REDEMPTION
                 PRICE PER OUTSTANDING SHARE .....................................             $1.00
                                                                                            ========

Rate frequency for floating rate notes at June 30, 1997:

(1) Daily (2) Weekly (3)  Monthly  (4)  Quarterly  (5)  Interest  and  Principal
Monthly.

+ The rate shown on floating rate securities represents the yield at the end of the reporting period. The maturity dates on these types of securities reflect the final maturity dates.



See Notes to Financial Statements


--------------------------------------------------------------------------------
6

                                                  The Value Line Cash Fund, Inc.


Statement of Asset and Liabilities
at June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
                                                                       Dollars
                                                                   (in thousands
                                                                     except per
                                                                   share amount)
                                                                   -------------
Assets:
Investments at value:
  (Amortized cost--$315,218) ...............................          $ 315,218
Repurchase agreement .......................................             11,217
Cash .......................................................                152
Interest receivable ........................................              2,081
Receivable for capital shares sold .........................                919
                                                                      ---------
    Total Assets ...........................................            329,587
                                                                      ---------
Liabilities:
Payable for capital shares repurchased .....................                496
Accrued expenses:
  Advisory fee .............................................                108
  Other ....................................................                146
                                                                      ---------
    Total Liabilities ......................................                750
                                                                      ---------
Net Assets .................................................          $ 328,837
                                                                      =========
Net Assets:
Capital Stock, at $.10 par value
  (authorized 2 billion shares,
  outstanding 329,020,930 shares) ..........................          $  32,902
Additional paid-in capital .................................            296,119
Accumulated net realized loss on
  investments ..............................................               (184)
                                                                      ---------
    Net Assets .............................................          $ 328,837
                                                                      =========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share ........................................              $1.00
                                                                      =========



Statement of Operations
for the Six Months Ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                      Dollars
                                                                  (in thousands)
                                                                  --------------
Investment Income:
Interest income .............................................         $ 9,413
                                                                      -------
Expenses:
Advisory fee ................................................             686
Transfer agent ..............................................             146
Auditing and legal ..........................................              32
Printing, checks and stationery .............................              26
Telephone and wire charges ..................................              20
Custodian fees ..............................................              20
Registration and filing fees ................................              17
Postage and other expenses ..................................              15
Directors' fees and expenses ................................               7
Insurance and dues ..........................................               3
                                                                      -------
  Total Expenses before
    Custody Credits .........................................             972
  Less: custody credits .....................................              (3)
                                                                      -------
  Net Expenses ..............................................             969
                                                                      -------
Net Investment Income .......................................           8,444
                                                                      -------
Net Realized (Loss) on Investments ..........................             (23)
                                                                      -------
Net Increase in Net Assets
  from Operations ...........................................         $ 8,421
                                                                      =======


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                               7

The Value Line Cash Fund, Inc.


Statement of Changes in Net Assets
for the Six Months Ended June 30, 1997 (unaudited) and for the Year Ended December 31, 1996
--------------------------------------------------------------------------------

                                                                        Six Months Ended
                                                                          June 30, 1997     Year Ended
                                                                           (unaudited)       12/31/96
                                                                        ------------------------------
                                                                            (Dollars in thousands)
Operations:
  Net investment income................................................     $  8,444         $ 17,916
  Net realized (loss) gain on investments..............................          (23)              55
                                                                            -------------------------
  Net Increase in Net Assets from Operations...........................        8,421           17,971
                                                                            -------------------------

Distributions to Shareholders:
  Net investment income................................................       (8,444)         (18,017)
                                                                            -------------------------

Capital Share Transactions:
  Net proceeds from sale of shares.....................................      261,483          755,880
  Net proceeds from reinvestment of dividends..........................        8,444           18,017
                                                                            -------------------------
                                                                             269,927          773,897
  Cost of shares repurchased ..........................................     (302,864)        (771,397)
                                                                            -------------------------
  (Decrease) Increase from capital share transactions..................      (32,937)           2,500
                                                                            -------------------------
Total (Decrease) Increase in Net Assets ...............................      (32,960)           2,454

Net Assets:
  Beginning of period..................................................      361,797          359,343
                                                                            -------------------------
  End of period........................................................     $328,837         $361,797
                                                                            =========================


See Notes to Financial Statements.


--------------------------------------------------------------------------------
8

                                                  The Value Line Cash Fund, Inc.


Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Value Line Cash Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to secure as high a level of current income as is consistent with liquidity and preservation of capital.

The following summary of significant accounting policies is in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount, including accrued interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral of proceeds may be subject to legal proceedings.

(C) Security Transactions. Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined on the identified-cost method.

(D) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

2. Dividends, Distributions to Shareholders and Capital Share Transactions

The Fund earns interest daily on its investments and distributes daily on each day the Fund is open for business all of its net investment income. Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day. All such distributions are automatically credited to shareholder accounts in additional shares at net asset value of the day declared.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends


--------------------------------------------------------------------------------
                                                                               9

The Value Line Cash Fund, Inc.


--------------------------------------------------------------------------------

declared, and shares repurchased, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

3. Tax Information

At June 30, 1997 the aggregate cost of investments in securities and repurchase agreement for Federal income tax purposes is approximately $326,435,000. At June 30, 1997, there is no unrealized appreciation or depreciation of investments.

For Federal income-tax purposes, the Fund utilized approximately $55,000 of its capital loss carryover to offset a realized gain during the year ended December 31, 1996. The Fund had a net capital loss carryover at December 31, 1996 of approximately $161,000, which will expire in the year 2002. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

4. Investment Advisory Contract, Management Fees, and Transactions with
   Affiliates

An advisory fee of $686,339 was paid or payable to Value Line, Inc. (the "Adviser"), the Fund's investment adviser, for the six months ended June 30, 1997. This was computed at an annual rate of 4/10 of 1% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 43,890,770 shares of the Fund's capital stock, representing 13.34% of the outstanding shares at June 30, 1997. In addition, certain officers and directors of the Fund owned 9,107,890 shares of the Fund, representing 2.77% of the outstanding shares.


--------------------------------------------------------------------------------
10

                                                  The Value Line Cash Fund, Inc.


Financial Highlights
--------------------------------------------------------------------------------

Selected Data for a Share of Capital Stock Outstanding Throughout Each period:

                                        Six Months
                                          Ended                      Years Ended December 31,
                                       June 30, 1997   ----------------------------------------------------------------
                                        (unaudited)       1996         1995         1994            1993         1992
                                       -------------   ----------------------------------------------------------------
Net asset value,
  beginning of period ................   $  1.000      $  1.000     $  1.000     $  1.000        $  1.000     $  1.000
                                         -----------------------------------------------------------------------------
    Net investment income ............       .025          .050         .054         .037            .031         .037
    Dividends from net
      investment income ..............      (.025)        (.050)       (.054)       (.037)          (.031)       (.037)
                                         -----------------------------------------------------------------------------
    Net realized loss on securities ..       --            --           --          (.005)           --           --
    Voluntary capital contribution
      from Adviser ...................       --            --           --           .005            --           --
                                         -----------------------------------------------------------------------------
    Change in net asset value ........       --            --           --           --              --           --
                                         -----------------------------------------------------------------------------
Net asset value, end of period .......     $1.000        $1.000       $1.000       $1.000          $1.000       $1.000
                                         =============================================================================
Total return .........................       2.47%+        5.00%        5.40%        3.69%(1)        3.06%        3.74%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) .....................   $328,837      $361,797     $359,343     $341,632        $345,769     $415,190
Ratio of expenses to
  average net assets .................      .56%*          .55%         .57%         .61%            .60%         .60%
Ratio of net investment income
  to average net assets ..............       4.92%*        4.86%        5.27%        3.63%           3.02%        3.67%


(1) The total return for 1994 reflects the effect of a voluntary capital contribution from the Adviser. Without such contribution, the total return would have been 3.18%.

+ Not annualized, for six month period only.

* Annualized.


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                              11

The Value Line Cash Fund, Inc.


                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Comvertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convetible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--ValueLine Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to detemine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.



* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7days a week. Read the prospectus carefully before you invest or send money.

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           Price Waterhouse LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      Charles E. Reed
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Nathan Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assisstant Secretary/Treasurer



An Investment in The Value Line Cash Fund, Inc. is not guaranteed or insured by the U.S. Government and there is no assurance that the Fund will maintain its per-share net asset value.

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                       VLF706138